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                                                                Exhibit 10.26(a)


                                                                       EXECUTION


                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                December 21, 1999


           Reference is made to that certain Credit Agreement dated as of November 15, 1999 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), by and among CC Michigan, LLC and CC New England, LLC, as borrowers ("Borrowers"), CC V Holdings, LLC (formerly known as Avalon Cable
LLC) ("Holdings"), as a guarantor, the financial institutions listed on the signature pages thereof, Bank of Montreal, Chicago Branch, as Administrative Agent, and the Co-Arrangers, Syndication Agents, and Co-Documentation Agents named therein. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the Credit Agreement.

           Borrowers, Holdings and the undersigned Lenders hereby agree as follows:

           (1) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Qualified Indebtedness" contained therein in its entirety therefrom and substituting therefor the following:

           "Qualified Indebtedness": (a) with respect to a Qualified Parent Company, any Indebtedness (i) which is issued in a Rule 144A private placement or registered public offering, (ii) which is not held by any Affiliate of a Borrower and (iii) as to which 100% of the Net Cash Proceeds thereof are used by such Qualified Parent Company to make Investments in one or more of its Subsidiaries engaged substantially in businesses of the type described in Section 6.14(a) and/or to refinance other Qualified Indebtedness or Indebtedness of a Borrower and (b) with respect to an Affiliate of any of the Borrowers, any Indebtedness as to which 100% of the Net Cash Proceeds thereof were contributed to any of the Borrowers.

           (2) Schedule 6.2(d) to the Credit Agreement is hereby amended by adding at the end thereof "The Existing Senior Subordinated Debt."

           On and after the First Amendment Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (the Credit Agreement, as so amended, being the "Amended Agreement"). Except as specifically amended by this Amendment, the Credit Agreement and such other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of such other Loan Documents.

           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective (the date of such effectiveness being the "First Amendment Effective Date") with respect to the Credit Agreement upon the execution of a counterpart hereof by the Borrowers, Holdings and Required Lenders and receipt by the Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING



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WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF
NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


AGENTS AND LENDERS:                     BANK OF MONTREAL, CHICAGO BRANCH,
                                        individually and as Administrative Agent


                                        By: /s/ Michael Silverman
                                           -------------------------------------
                                            Name:  Michael Silverman
                                            Title: Managing Director


                                        FIRST UNION NATIONAL BANK, individually
                                        and as a Syndication Agent


                                        By: /s/ Chris Kalmbach
                                           -------------------------------------
                                            Name:  Chris Kalmbach
                                            Title: Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as a Syndication Agent


                                        By: /s/ Jeffrey E. Hauser
                                           -------------------------------------
                                            Name:  Jeffrey E. Hauser
                                            Title: Vice President


                                        MERCANTILE BANK NATIONAL ASSOCIATION,
                                        individually and as a Co-Documentation
                                        Agent


                                        By: /s/ Jennifer L. Schaefer
                                           -------------------------------------
                                            Name:  Jennifer L. Schaefer
                                            Title: Banking Officer


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Edmund DeForest
                                           -------------------------------------
                                            Name:  Edmund DeForest
                                            Title: Vice President


                                        BANK ONE, N.A.


                                        By:  /s/ Ronna Bury Prince
                                           -------------------------------------
                                            Name:  Ronna Bury Prince
                                            Title: First Vice President


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                                        PARIBAS CAPITAL FUNDING LLC


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        TORONTO DOMINION (TEXAS), INC.


                                        By:  /s/ Lynn Chasin
                                           -------------------------------------
                                            Name:  Lynn Chasin
                                            Title: Vice President


                                        FLOATING RATE PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                            Inc., as attorney in fact


                                        By:  /s/ Gregory Stoeckle
                                           -------------------------------------
                                            Name:  Gregory Stoeckle
                                            Title: Authorized Signatory


                                        FREMONT INVESTMENT & LOAN


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK


                                        By:  /s/ Debra M. Ritchie
                                           -------------------------------------
                                            Name:  Debra M. Ritchie
                                            Title: Assistant Vice President


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Thomas G. Gunder
                                           -------------------------------------
                                            Name:  Thomas G. Gunder
                                            Title: Vice President


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                                        COOPERATIVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        INTERNATIONAL", NEW YORK BRANCH


                                        By: /s/ Alan E. McLintock
                                           -------------------------------------
                                            Name:  Alan E. McLintock
                                            Title: Vice President


                                        By: /s/ Nancy J. O'Conner
                                            ------------------------------------
                                             Name:  Nancy J. O'Conner
                                             Title: Vice President


                                        ABN AMRO BANK N.V.


                                        By: /s/ Thomas M. Toerpe
                                           -------------------------------------
                                            Name:  Thomas M. Toerpe
                                            Title: Vice President


                                        By: /s/ Roxana Sopola
                                           -------------------------------------
                                            Name:  Roxana Sopola
                                            Title: Vice President


                                        CITIBANK, N.A.


                                        By: /s/ Maureen Marona
                                           -------------------------------------
                                            Name:  Maureen Marona
                                            Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Ian A. Hodgort
                                           -------------------------------------
                                            Name:  Ian A. Hodgort
                                            Title: Authorized Signatory

                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Chauncey Lufkin
                                           -------------------------------------
                                            Name:  Chauncey Lufkin
                                            Title: Vice President


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                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                        By:   Eaton Vance Management, as
                                              Investment Advisor


                                        By: /s/ Barbara Campbell
                                            ________________________________
                                              Name:   Barbara Campbell
                                              Title:  Vice President


                                        EATON VANCE SENIOR INCOME TRUST

                                        By:   Eaton Vance Management, as
                                              Investment Advisor


                                        By: /s/ Barbara Campbell
                                            ________________________________
                                              Name:   Barbara Campbell
                                              Title:  Vice President


                                        DELANO COMPANY

                                        By:  PACIFIC INVESTMENT MANAGEMENT
                                             COMPANY, as its Investment Advisor


                                        By:
                                            ________________________________
                                             Name:
                                             Title:


                                        CAPTIVA III FINANCE LTD, as advised by
                                        PACIFIC INVESTMENT MANAGEMENT COMPANY


                                        By:
                                            _________________________________
                                             Name:
                                             Title:


                                        CATALINA CDO LTD.

                                        By: PACIFIC INVESTMENT
                                             MANAGEMENT COMPANY, as its
                                             Investment Advisor

                                        By:
                                            ________________________________
                                             Name:
                                             Title:


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                                        AERIES FINANCE-II LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc., as Sub-Managing Agent


                                        By: /s/ Gregory Stoeckle
                                            ________________________________
                                             Name: Gregory Stoeckle
                                             Title: Authorized Signatory


                                        AVALON CAPITAL LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc., as Portfolio Advisor


                                        By: /s/ Gregory Stoeckle
                                            _______________________________
                                             Name: Gregory Stoeckle
                                             Title: Authorized Signatory


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research, as
                                            Investment Advisor


                                        By: /s/ Barbara Campbell
                                            _______________________________
                                             Name: Barbara Campbell
                                             Title: Vice President


                                        OXFORD STRATEGIC INCOME FUND

                                        By: Eaton Vance Management, as
                                            Investment Advisor


                                        By: /s/ Barbara Campbell
                                            _______________________________
                                             Name: Barbara Campbell
                                             Title: Vice President


                                        ARES III CLO LTD.

                                        By:    ARES CLO Management LLC


                                        By: /s/ J. M. Moore
                                            _______________________________
                                             Name: J. M. Moore
                                             Title: Principal



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BORROWERS:                             CC MICHIGAN, LLC


                                       By: /s/ Eloise A. Engman
                                          -------------------------------------
                                          Name:   Eloise A. Engman
                                          Title:  Vice President


                                       CC NEW ENGLAND, LLC


                                       By: /s/ Eloise A. Engman
                                          -------------------------------------
                                           Name:   Eloise A. Engman
                                           Title:  Vice President



HOLDINGS:                              CC V HOLDINGS, LLC (formerly known as
                                       Avalon Cable LLC)


                                       By: /s/ Eloise A. Engman
                                          -------------------------------------
                                           Name:   Eloise A. Engman
                                           Title:  Vice President